May 12, 2015 Q1 2015 Earnings Call

Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements pertaining to future financial and/or operating results, future growth in research, technology, clinical development and potential opportunities for Cancer Genetics, Inc. products and services, along with other statements about the future expectations, beliefs, goals, plans, or prospects expressed by management constitute forward-looking statements. Any statements that are not historical fact (including, but not limited to, statements that contain words such as "will," "believes," "plans," "anticipates," "expects," "estimates") should also be considered to be forward-looking statements. Forward-looking statements involve risks and uncertainties, including, without limitation, risks inherent in the development and/or commercialization of potential products, risks of cancellation of customer contracts or discontinuance of trials, risks that anticipated benefits from acquisitions will not be realized, uncertainty in the results of clinical trials or regulatory approvals, need and ability to obtain future capital, maintenance of intellectual property rights and other risks discussed in the Company's Forms 10-K for the year ended December 31, 2014 and 10-Q for the quarter ended March 31, 2015 along with other filings with the Securities and Exchange Commission. These forward-looking statements speak only as of the date hereof. Cancer Genetics disclaims any obligation to update these forward-looking statements. 2 Cancer Genetics, Inc. | NASDAQ: CGIX | Q1 2015 Earnings Call

1st Quarter 2015 Revenue Highlights 3 Cancer Genetics, Inc. | NASDAQ: CGIX | Q1 2015 Earnings Call Q 1 2 0 1 2 Q 1 2 0 1 3 Q 1 2 0 1 4 Q 1 2 0 1 5 0 $4.4 $1.4 $1.2 $0.8 4-Year CAGR 53% $4.5M $2M 578% BIOPHARMA REVENUE GROWTH FROM Q1 2014 Q1 TOTAL REVENUE GREW FROM $1.4M TO 206% REVENUE GROWTH FROM Q1 2014 $4.4 2014 2015

Revenues By Category 4 Cancer Genetics, Inc. | NASDAQ: CGIX | Q1 2015 Earnings Call 76% 20% 4% Q1 2015 BIOPHARMA SERVICES CLINICAL SERVICES DISCOVERY SERVICES $10.2 Mn $4.4 Mn  Launched new NGS panels, including Focus::Myeloid™  Repositioning of Go-To Market Strategy to concentration on clinical sales  New research studies with leading cancer centers and academic institutions  Focus::Hotspot™ NGS panel for solid tumors adopted in multiple research programs in India  Selected to power molecular and biomarker testing for six clinical trials  Focus::CLL™ chosen for global clinical trial by leading biotechnology company $3.3 M $873 K $166 K

Q1 2015 Financial Highlights 5  First quarter 2015 revenues were $4.4 million, a 206% increase over first quarter 2014 revenues of $1.4 million, and 8+% sequential growth over $4.0 million in the fourth quarter of 2014  Revenue from Biopharma Services grew 578% year-over-year during the first quarter while revenue from Clinical Services decreased 7% year-over-year during the same period due to test mix and a strategic repositioning of the Clinical "go-to-market" strategy  Total operating expenses were $5.4 million in the quarter, including $696,000 of non-cash equity compensation expense  Gross margin percentage improved to 28% (from 10% in Q1 2014) due to improved utilization.  R&D expenses of $1.3 million included $0.2 million of costs related to our joint venture with Mayo Clinic, Oncospire Genomics  Net loss for the quarter was $4.3 million, or $0.44 per diluted share, compared to a net loss of $2.5 million, or $0.27 per diluted share in the first quarter of 2014  Total cash at March 31, 2015 was $28.6 million, and our credit line through our new debt financing facility is $10.0 million, with $4.0 million available. Cancer Genetics, Inc. | NASDAQ: CGIX | Q1 2015 Earnings Call

Summary Statement of Operations 6 Income Statement Item ($ in Thousands) Q1 2013 Q1 2014 Q1 2015 Revenue $1,219 $1,430 $4,370 Gross Profit 149 140 1,229 Gross Margin (%) 12% 10% 28% Research & Development (R&D) 491 597 1,278 Sales & Marketing (S&M) 397 749 1,116 General & Administrative (G&A) 1,571 2,731 2,987 Operating Profit (Loss) (2,309) (3,936) (4,152) Net Income (Loss) 2,360 (2,486) (4,278) Balance Sheet Information Actual 03/31/15 All Cash* $28,612 Stockholders’ Equity 30,972 $ in thousands * All cash includes $6,300 of restricted cash. $6,000 of that is now unrestricted as of May 7, 2015. (Cancer Genetics, Inc. 2014 YE 10Q, page 77) Cancer Genetics, Inc. | NASDAQ: CGIX | Q1 2015 Earnings Call

Expected Future Biopharma Revenues 7 Approximate expected future revenues under signed contracts with biotechnology and pharma customers for testing and services to support currently planned clinical trials. Cancer Genetics, Inc. | NASDAQ: CGIX | Q1 2015 Earnings Call December 2013 December 2012 December 2014 March 2015 CGI IS ACTIVELY PROVIDING TESTING, GENOMIC SERVICES, AND BIOMARKER SUPPORT FOR

Significant Progress in our Disease-Specific NGS Panel Pipeline

8

RESEARCH & DISCOVERY | CLINICAL DEVELOPMENT | COMMERCIAL DEVELOPMENT | LAUNCH & MARKET ENTRY

HEMATOLOGIC CANCERS

- FOCUS::CLL™ — TEST IN MARKET ☑
- FOCUS::MYELOID™ (IN COLLABORATION WITH ILLUMINA) — TEST IN MARKET ☑
- FOCUS::LYMPHOID™
- MULTIPLE MYELOMA (VIA ONCOSPIRE*)
- FOLLICULAR LYMPHOMA (VIA ONCOSPIRE*)

UROGENITAL CANCERS

- FOCUS::RENAL™

SOLID TUMOR

- FOCUS::HOTSPOT™ (INITIAL LAUNCH IN INDIA) — TEST IN MARKET ☑
- LUNG CANCER (VIA ONCOSPIRE*)

PHARMACOGENOMICS (PGX)

- COMPREHENSIVE PHARMACOGENOMICS PANEL

* Oncospire Genomics: a joint venture with Mayo Clinic

Cancer Genetics, Inc. | NASDAQ: CGIX | Q1 2015 Earnings Call

Focus::CLL™ NGS Panel 9 Cancer Genetics, Inc. | NASDAQ: CGIX | Q1 2015 Earnings Call  Launched in Q4 2014  Unique targeted NGS panel with 7 biomarkers for diagnosis, prognosis and patient management  The only targeted NGS panel available for CLL/SLL  Selected for use in global clinical trial by a leading biotechnology company  18,200 new cases per year  150,000 people living with the disease Numbers Behind the Disease  Chronic Lymphocytic Leukemia (CLL)  Small Lymphocytic Lymphoma (SLL) Clinical Indications (United States) http://www.cancergenetics.com/laboratory-services/specialty-tests/focus-ngs/focuscll/

Focus::Myeloid™ NGS Panel 10 Cancer Genetics, Inc. | NASDAQ: CGIX | Q1 2015 Earnings Call  Launched in Q1 2015  Comprehensive NGS panel with 54 biomarkers that provides actionable information for improved diagnosis, prognosis, and risk stratification  Delivers faster results on biomarkers in current diagnostic and treatment guidelines  Expands therapy options for patients with appropriate enrollment in clinical trials  Selected for use in multiple clinical trials  54,000 new cases per year  274,000 people living with the disease Numbers Behind the Disease  Acute myeloid leukemia (AML)  Myelodysplastic syndrome (MDS)  Myeloproliferative neoplasms (MPN) Clinical Indications (United States) http://www.cancergenetics.com/laboratory-services/specialty-tests/focus-ngs/focusmyeloid/

Upcoming Milestones 11  Increasing covered lives market access through additional payers & health care organizations  Additional international agreements for FHACT® distribution and co-marketing partnerships in key geographies  Launching multi-marker NGS panel for lymphoid malignancies  Multiple Myeloma NGS panel launch, Oncospire  Second half of 2015  Lymphoid, Myeloid and CLL Panels - Additional data and results to support clinical usage, patient value and payor coverage  FHACT® - Additional data from a study conducted in conjunction with NCI and more published papers focused on FHACT®, including a health economic study  Additional news on biopharma partners & relationships  Major collaborations with US & Asia biopharma companies Cancer Genetics, Inc. | NASDAQ: CGIX | Q1 2015 Earnings Call

Thank You Cancer Genetics, Inc. www.cancergenetics.com CGI Headquarters Meadows Office Complex 201 Route 17 North, 2nd Floor Rutherford, NJ 07070 Phone: +1 201-528-9200 Fax: +1 201-528-9235 Research Triangle Park 133 Southcenter Court, Ste. 400 Morrisville, NC 27569 Phone: +1 919-465-0100 Fax: +1 919-465-0554 RUTHERFORD, NJ RALEIGH, NC #3-1-135 / 1A CNR Complex Mallapur Main Road, R.R. District Hyderabad – 500 076, Telangana Toll-free: +91 040-2717-8178 Fax: +91 040-2717-8176 HYDERABAD, INDIA 781 Cai Lun Road, Room 803 Shanghai 201203 P.R. China Toll-free: +91 040-2717-8178 Fax: +91 040-2717-8176 SHANGHAI, CHINA